EXHIBIT 99.7
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-15,
                  Asset Backed Certificates, Series 2005-15

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

   GSAA 2005-15
   ------------

------------------------------------------------------------------------------------------------------------------------------
                          % of pool       average LTV    CLTV above 80%     CLTV above 90%     % full doc       % owner occ
                         -----------------------------------------------------------------------------------------------------
A      FICO below 600          0.11             75.58             24.22              24.22            100               100
                         -----------------------------------------------------------------------------------------------------
       FICO below 580          0.07             86.76             39.47              39.47            100               100
                         -----------------------------------------------------------------------------------------------------
       FICO below 560          0.07             86.76             39.47              39.47            100               100
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                          % of pool       average LTV         FICO <600         FICO < 575     % full doc       % owner occ
                         -----------------------------------------------------------------------------------------------------
B      LTV above 85%           7.89             91.33              8.16               0.34          24.47             66.97
                         -----------------------------------------------------------------------------------------------------
       LTV above 90%           2.35             95.01              6.68               1.13          25.02             92.54
                         -----------------------------------------------------------------------------------------------------
       LTV above 95%           0.09             99.08             69.47              28.19            100               100
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                          % of pool       average LTV         FICO <600         FICO < 575     % full doc       % owner occ
                         -----------------------------------------------------------------------------------------------------
C        DTI > 40%             31.2             78.29              9.76               0.08          40.53             80.96
                         -----------------------------------------------------------------------------------------------------
         DTI > 45%              9.8             78.08             10.87                  0          46.67             77.12
                         -----------------------------------------------------------------------------------------------------
         DTI > 50%             3.01              77.7             12.94                  0          52.57             74.59
------------------------------------------------------------------------------------------------------------------------------
        Average DTI


------------------------------------------------------------------------------------------------------------------------------
D                         % of pool       average LTV         FICO <600         FICO < 575     % full doc       % owner occ
----                     -----------------------------------------------------------------------------------------------------
       Non Owner Occ          24.27             77.75              2.97                  0          26.88                 0
                         -----------------------------------------------------------------------------------------------------
        Stated Docs           67.46                78              5.35                  0              0             74.17
                         -----------------------------------------------------------------------------------------------------
      Loans below 100k         1.92             76.84              4.65                  0           36.6             37.46
                         -----------------------------------------------------------------------------------------------------
          IO Loans            91.96             77.77              7.21                  0          27.36              76.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                          ave wac   % below 100k    % above 500k     % IO   ave DTI   DTI > 45%
                        ---------------------------------------------------------------------------------------------
A      FICO below 600       5.849              0               0    38.63     39.91           0
                        ---------------------------------------------------------------------------------------------
       FICO below 580       5.762              0               0        0     39.61           0
                        ---------------------------------------------------------------------------------------------
       FICO below 560       5.762              0               0        0     39.61           0
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                          ave wac   % below 100k    % above 500k     % IO   ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
                        ------------------------------------------------------------------------------------------------------
B      LTV above 85%        6.534           2.73            0.71    89.26     39.05        18.1              100        29.76
                        ------------------------------------------------------------------------------------------------------
       LTV above 90%        6.497            2.1               0    90.25     40.64       18.87              100          100
                        ------------------------------------------------------------------------------------------------------
       LTV above 95%        6.201              0               0        0     41.26           0              100          100
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                          ave wac   % below 100k    % above 500k     % IO   ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
                        ------------------------------------------------------------------------------------------------------
C        DTI > 40%           6.09           1.21            6.54    93.74     44.76        31.4            69.74        48.91
                        ------------------------------------------------------------------------------------------------------
         DTI > 45%           6.01           1.11            1.23    93.13      49.5         100            58.61        35.24
                        ------------------------------------------------------------------------------------------------------
         DTI > 50%          5.936           1.18               0    90.48     54.28         100            44.96        19.86
------------------------------------------------------------------------------------------------------------------------------
        Average DTI


------------------------------------------------------------------------------------------------------------------------------
D                         ave wac   % below 100k    % above 500k     % IO   ave DTI   DTI > 45%        LTV > 80%   CLTV > 90%
----                    ------------------------------------------------------------------------------------------------------
       Non Owner Occ         6.49           5.22            6.02    88.63      34.8        9.24            51.31         11.6
                        ------------------------------------------------------------------------------------------------------
        Stated Docs         6.322           1.82           12.24    92.33     36.27        7.74            64.93         41.4
                        ------------------------------------------------------------------------------------------------------
      Loans below 100k      6.671            100               0    74.88     33.82        5.65             69.1        38.93
                        ------------------------------------------------------------------------------------------------------
          IO Loans          6.213            1.6           10.85      100     36.99        9.92            64.62        43.76
 ------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
E    When do IOs reset
     -----------------------------------------------------------------------------------------------------------------------------
     Months to next reset (arms only)    Count       Balance ($)  % of Balance        WAC    Remaining Term   WA CLTV     WA FICO
     -----------------------------------------------------------------------------------------------------------------------------
     0 - 5
     -----------------------------------------------------------------------------------------------------------------------------
     6 - 11                                 92     24,497,047.01          2.66      6.738               359     87.09      702.37
     -----------------------------------------------------------------------------------------------------------------------------
     12 - 17                                20      5,496,600.00           0.6      7.041               360      84.7      713.47
     -----------------------------------------------------------------------------------------------------------------------------
     18 - 23                               123     31,419,858.65          3.41      6.819               358     86.15      705.83
     -----------------------------------------------------------------------------------------------------------------------------
     24 - 29                                66     24,577,677.54          2.67      6.296               360     96.77      731.66
     -----------------------------------------------------------------------------------------------------------------------------
     30 - 35                               580    145,082,113.01         15.76       6.49               358     85.28      710.32
     -----------------------------------------------------------------------------------------------------------------------------
     36 - 41                               116     41,504,843.75          4.51      6.348               360     93.43      725.77
     -----------------------------------------------------------------------------------------------------------------------------
     54 - 59                              2044    484,955,070.52         52.67      6.071               359     86.99      710.94
     -----------------------------------------------------------------------------------------------------------------------------
     60                                    651    163,172,667.43         17.72      6.209               359     85.13       720.4
     -----------------------------------------------------------------------------------------------------------------------------
     Total:                               3692    920,705,877.91           100      6.229               359      86.9      713.35
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
F    Is DTI off current mortgage rate for IO
--------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
G    Summary of pool per grades
     ----------------------------------------------------------------------------------------------------------------------------
     Credit Grade             Count    Balance ($)  % of Balance           WAC      Remaining            WA LTV          WA FICO
                                                                                         Term
     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------
     Total:
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
H    What are top 10 cities and average strats for each
     ------------------------------------------------------------------------------------------------------------------------
     Top 10 Cities of Overall Pool       Loans       Balance ($)    Balance      Rate (%)     (months)       LTV       Score
     ------------------------------------------------------------------------------------------------------------------------
     LAS VEGAS                             147     34,995,476.36        3.8         6.243          359     86.74      714.17
     ------------------------------------------------------------------------------------------------------------------------
     LOS ANGELES                            40     13,975,930.19       1.52         6.384          359      85.7      720.37
     ------------------------------------------------------------------------------------------------------------------------
     SAN DIEGO                              42     13,783,123.08        1.5         6.248          359     87.64      721.57
     ------------------------------------------------------------------------------------------------------------------------
     CHICAGO                                52     13,404,410.70       1.46         6.462          359     89.06      706.86
     ------------------------------------------------------------------------------------------------------------------------
     SAN JOSE                               27     11,855,457.19       1.29         6.248          359     91.94      717.21
     ------------------------------------------------------------------------------------------------------------------------
     PHOENIX                                35      8,944,557.54       0.97         6.375          359      86.3      702.99
     ------------------------------------------------------------------------------------------------------------------------
     SACRAMENTO                             33      8,608,097.29       0.93         6.171          359     88.11      700.68
     ------------------------------------------------------------------------------------------------------------------------
     HENDERSON                              33      8,508,549.42       0.92         6.058          359      85.1      708.28
     ------------------------------------------------------------------------------------------------------------------------
     WASHINGTON                             23      7,924,455.97       0.86         6.298          358     89.06      729.16
     ------------------------------------------------------------------------------------------------------------------------
     SCOTTSDALE                             19      6,349,925.09       0.69         6.405          359     80.41      707.96
     ------------------------------------------------------------------------------------------------------------------------
     Other                                3241    792,355,895.08      86.06          6.22          359     86.85       713.3
     ------------------------------------------------------------------------------------------------------------------------
     Total:                               3692    920,705,877.91        100         6.229          359      86.9      713.35
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
I    What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

     ---------------------------------------------------------------------------------------------------------------------------
     LTV > 90        Loans      Balance ($)  % of Balance     Rate (%)    % stated   % IO Loans   % non-owner       % Fico Less
                                                                           Doctype                   Occupied          Than 600
     ---------------------------------------------------------------------------------------------------------------------------
                         1       217,900.00          0.02        6.875         100          100             0                 0
--------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------
J    What is max LTv fo stated income and minimum FICO for stated income?

                                                          -----------
     MAX LTV, STATED INC.                                         95
                                                          -----------
     MIN FICO, STATED INC.                                       620
-------------------------------------------------------------------------


-------------------------------------------------------------------------
K    What is min FICO for loans above 90% LTV
                                                          -----------
     Min Fico for ltv greater than 90                            620
                                                          -----------

-------------------------------------------------------------------------



L    Seasoning hisotry - any over 3m?                        YES

M    Excess spread?

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR